SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 14, 2003

(Date of earliest event reported)

FIRST FEDERAL FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28020	31-1456058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 Center Street, Ironton, Ohio		45638
(Address of principal executive offices)		(Zip Code)

(740) 532-6845
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 9.                                                           Regulation FD Disclosure

On February 14, 2003, First Federal Financial Bancorp, Inc. (the “Company”) filed its quarterly report on Form 10-QSB for the period ended December 31, 2002 (the “Report”).  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the chief executive officer and chief financial officer of the Company have signed a certification with respect to the Report, which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL FINANCIAL BANCORP, INC.

By:	/s/ I. Vincent Rice
I. Vincent Rice
President

Date:  February 14, 2003